UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 5, 2010
Date of Report
(Date of earliest event reported)

SYNTHETECH, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-12992	84-0845771
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1290 Industrial Way, P.O. Box 646, Albany Oregon 97321
(Address of principal executive offices) (Zip Code)

(541) 967-6575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2010 annual shareholder meeting was held on August 5, 2010.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

(1)	Election of each of seven directors, each to serve until the next annual shareholder meeting and until his successor is elected:

Director	For	Against	Withheld	Broker Non-Votes
Paul C. Ahrens	3,249,654	-	909,249	7,820,794
Dr. Daniel T. Fagan	3,242,577	-	916,326	7,820,794
Howard L. Farkas	4,012,003	-	146,900	7,820,794
Dr. Donald E. Kuhla	4,128,453	-	30,450	7,820,794
Hans C. Noetzli	4,126,403	-	32,500	7,820,794
Charles B. Williams	4,130,803	-	28,100	7,820,794
Dr. Gregory R. Hahn	4,130,503	-	28,400	7,820,794

(2)	Ratification of the appointment of Peterson Sullivan LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011.

For	Against	Abstain	Broker Non-Votes
11,903,024	61,473	15,200	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2010

	By:	/s/ Gary Weber
Gary Weber Senior Vice President and Chief Financial Officer